UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 14, 2012

AOL INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34419	20-4268793
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 Broadway, New York, New York 10003

(Address of Principal Executive Offices) (Zip Code)

212-652-6400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.

(a) AOL Inc.’s (the “Company”) 2012 annual meeting of stockholders (the “Annual Meeting”) was held on June 14, 2012.

(b) The Company’s stockholders considered five proposals, each of which is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 20, 2012 (the “Proxy Statement”). The matters voted upon at the Annual Meeting and the results of the votes were as follows:

1.    Election of Directors.

Eleven persons were nominated for election to the eight board positions that existed at the time of the Annual Meeting. Under plurality voting, the eight nominees who received the most “for” votes were elected as directors. All of the Company’s nominees for director named in the Proxy Statement were elected, and the voting results are set forth below:

	FOR	WITHHOLD AUTHORITY	BROKER NON-VOTES
Company Nominees
Tim Armstrong	78,400,065	1,061,610	4,440,504
Richard Dalzell	79,310,404	151,271	4,440,504
Karen Dykstra	79,121,095	340,580	4,440,504
Alberto Ibargüen	44,950,127	148,707	4,440,504
Susan Lyne	79,282,203	179,472	4,440,504
Patricia Mitchell	44,950,250	148,584	4,440,504
Fredric Reynolds	79,246,867	214,808	4,440,504
James Stengel	44,977,736	121,098	4,440,504
Stockholder Nominees
Dennis Miller	23,065,011	11,297,830	4,440,504
Jeffrey Smith	34,319,508	43,333	4,440,504
James Warner	13,818,782	20,544,059	4,440,504

Accordingly, Messrs. Armstrong, Dalzell, Ibargüen, Reynolds and Stengel and Ms. Dykstra, Ms. Lyne and Ms. Mitchell were elected directors to serve for a one-year term.

2.    Ratification of the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for 2012.

The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2012 was approved, and the voting results were as follows:

For	80,301,062
Against	146,799
Abstain	3,454,318

3.    Advisory Vote on Executive Compensation.

Our stockholders approved, on a non-binding advisory basis, our executive compensation as described in the Proxy Statement, and the voting results were as follows:

For	59,139,742
Against	14,640,531
Abstain	5,681,402
Broker Non-Votes	4,440,504

4.    Amended and Restated Stock Incentive Plan.

Our stockholders approved the amendment and restatement of the Company’s 2010 Stock Incentive Plan (the “Plan”). The results of the vote on the approval of the amendment and restatement of the Plan were as follows:

For	57,471,295
Against	18,236,217
Abstain	3,754,162
Broker Non-Votes	4,440,505

5.    Employee Stock Purchase Plan.

Our stockholders approved the Company’s 2012 Employee Stock Purchase Plan (“ESPP”). The results of the vote on the approval of the ESPP were as follows:

For	59,589,396
Against	9,936,353
Abstain	9,935,925
Broker Non-Votes	4,440,505

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AOL INC.

By:	/S/ JULIE JACOBS
Name: Title:	Julie Jacobs Executive Vice President, General Counsel and Corporate Secretary

Date: June 20, 2012

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